                                                                   EXHIBIT 10.21

Republic of the Philippines )
MAKATI CITY                 ) S.S.

                               DEED OF UNDERTAKING

KNOW ALL MEN BY THESE PRESENTS:

     ALLEGRO MICROSYSTEMS PHILIPPINES INC., a corporation duly organized and existing under and by virtue of the laws of the Republic of the Philippines with principal office and place of business Sampaguita St., Marimar Village, Paranaque City, represented herein by its Director of Finance, Admin. & HR, and its Finance & Acctg. Manager, hereinafter referred to as "ALLEGRO MICROSYSTEMS":

     ALLEGRO MICROSYSTEMS PHILIPPINES REALTY, INC., a corporation duly organized and existing under and by virtue of the laws of the Republic of the Philippines with principal office and place of business the 9th Floor, Common Gold Tower, corner Finance and Industry Sts., Madrigal Business Park, Alabang, Muntinlupa City, represented herein by its President and its Treasurer, hereinafter referred to as "ALLEGRO REALTY":

                                 - IN FAVOR OF -

     EQUITABLE PCI BANK, INC., a banking corporation duly organized and existing under and by virtue of the laws of the Republic of the Philippines, with principal office address at Equitable PCI Bank Tower 1, Makati Avenue, Corner H. V. dela Costa Street, Makati City, hereinafter referred to as "BANK":

                                WITNESSETH: That

     WHEREAS, ALLEGRO MICROSYSTEMS requested and applied for a loan with the BANK the proceeds of the said loan shall be used to finance and aid its subsidiary company, ALLEGRO REALTY, in the acquisition of a portion of a parcel of land located at ___________ covered by Transfer Certificate of Title No. ____________ presently owned by _______________;

     WHEREAS, the BANK has agreed and approved to grant the said loan application;

     WHEREAS, ALLEGRO MICROSYSTEMS and the BANK had entered into a Loan Agreement duly executed on 10-10-2003 and acknowledged before Notary Public Benjamin B. Mata for and in Makati City and entered in his Notarial Registry as Doc. No. 343, Page No. 70, Book No. LXXV; Series of 2003;

     WHEREAS, it is stipulated in the said Loan Agreement that the loan obtained by ALLEGRO MICROSYSTEMS shall be secured among other by a Real Estate Mortgage over the same property to be purchased by ALLEGRO REALTY;

     WHEREAS, the property to be purchased by ALLEGRO REALTY being only a portion of the parcel of land has yet to be surveyed and subdivided before a new title will be issued in its favor;

     WHEREAS, ALLEGRO MICROSYSTEMS requested the BANK that the loan be released prior to the survey, subdivision, issuance of the new title and execution of the real estate mortgage in favor of the BANK;

     WHEREAS, the BANK agrees to accommodate the request of ALLEGRO MICROSYSTEMS subject to the condition that a Real Estate Mortgage of the lot purchased by ALLEGRO REALTY shall be executed and delivered to the BANK not later than 120 days from initial drawdown versus term loan and further subject to the warranties, representations and covenants and conditions and undertakings on the part of ALLEGRO MICROSYSTEMS and ALLEGRO REALTY as stated herein;

     NOW THEREFORE, for and in consideration of the above-premises, ALLEGRO MICROSYSTEMS and ALLEGRO REALTY irrevocably and unconditionally undertakes and commit in favor of the BANK that;

     (a) ALLEGRO MICROSYSTEMS and ALLEGRO REALTY shall deliver to the BANK not later than 60 calendar days from initial drawdown versus term loan a duly executed and notarized Deed of Absolute sale executed between ALLEGRO REALTY and Rizal Commercial Banking Corporation Trust and Investments Division together with certified true copy of the Transfer Certificate of Title No. ____ with the said Deed of Absolute Sale duly annotated thereon;

     (b) ALLEGRO MICROSYSTEMS and ALLEGRO REALTY shall deliver to the BANK not later than 120 calendar days from initial drawdown versus term loan a duly executed and notarized Real Estate Mortgage over the property purchased by ALLEGRO REALTY to secure the loans and obligation of ALLEGRO MICROSYSTEMS to the BANK together with the Owners Duplicate Original Copy of Transfer Certificate of Title covering the property purchased registered under the name of ALLEGRO REALTY and such other documents as may be required by the BANK;;

     ALLEGRO MICROSYSTEMS and ALLEGRO REALTY represents, warrants and agrees and commits that upon failure deliver the said documents on the dates specified herein for any reason whatsoever, shall be considered an Event of Default on the loan which shall give the Bank the right to:

     Declare the Loan or the Promissory Note covering the Loan as immediately due and payable regardless of the maturities stated thereon, without need of any prior notice to or demand on the BORROWER; and

     Avail of any and all remedies to which the Bank is entitled under the law and contract, agreement or any other collateral documents;


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

The foregoing is without prejudice and in addition to the right of the BANK to avail of any and all remedies, actions, claims for damages to which the Bank is entitled under the law and/or for the strict performance of the terms of this agreement and any other related document.

     It is understood that:

     1. The terms of this Undertaking is premised on the truthfulness of the foregoing representations made by ALLEGRO MICROSYSTEMS and ALLEGRO REALTY and is the primary inducing and determining factor for the BANK's conformity. In this regard, ALLEGRO MICROSYSTEMS and ALLEGRO REALTY affirm that the warranties and representations AND undertakings contained in herein are true, genuine and actually existing and shall be faithfully complied with;

     2. ALLEGRO MICROSYSTEMS and ALLEGRO REALTY, in any event, hold free and harmless and indemnify the Bank for and against any and all losses, damages, taxes, costs, and actual and reasonable expenses which the Bank may suffer or incur by reason or as a consequence hereof;

     This Undertaking shall be in addition to or concurrent with and does not supersede, any other undertaking, covenant, warranty or stipulation made by ALLEGRO MICROSYSTEMS and in favor of the Bank and shall be binding upon the heirs and successors-in-interest of ALLEGRO MICROSYSTEMS and ALLEGRO REALTY.

     IN WITNESS WHEREOF, ALLEGRO MICROSYSTEMS and ALLEGRO REALTY through their duly authorized representatives, affixed their signatures this ____ day of __________ at _____________, Philippines.

ALLEGRO MICROSYSTEMS PHILIPPINES INC.   ALLEGRO MICROSYSTEMS PHILIPPINES
                                        REALTY, INC.

TIN: 000-419-293-000                    TIN: 22410291600


By: /s/ Francisco N. Meroy, Jr          By: /s/ Francisco N. Meroy, Jr
    ---------------------------------       ------------------------------------
    Francisco N. Meroy, Jr.                 Francisco N. Meroy, Jr.
    Director of Finance, Admin. & HR        President


                                 [stamp affixed]


/s/ Danilo S. Navarro                   /s/ Danilo S. Navarro
-------------------------------------   ----------------------------------------
Danilo S. Navarro                       Danilo S. Navarro
Finance & Acctg. Manager                Treasurer


                           SIGNED IN THE PRESENCE OF:



/s/ Maria Luise Limbaga      /s/ Vida V. Villegas      /s/ Anna L Alcars
--------------------------   -----------------------   -------------------------
Maria Luise Limbaga          Vida V. Villegas          Anna L Alcars

                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES )
MAKATI CITY                 ) S.S.

     BEFORE ME, a Notary Public for and in above jurisdiction on this OCT 10 2003 personally appear:

                 NAME                   COMM. TAX CERT. NO.       DATE/PLACE ISSUED
                 ----                   -------------------   ------------------------
ALLEGRO MICROSYSTEMS PHILIPPINES INC.


By: Francisco N. Meroy, Jr.                   20206731        01-30-03/ Paranaque City
     Danilo S. Navarro                        11935923        01-22-03/ Paranaque City


ALLEGRO MICROSYSTEMS
PHILIPPINES REALTY, INC.


By: Francisco N. Meroy, Jr.                   20206731        01-30-03/ Paranaque City
    Danilo S. Navarro                         11935923        01-22-03/ Paranaque City


known to me and to me known to be the same persons who executed the foregoing Deed and they acknowledged to me that the same is their own free and voluntary act and deed as well as the free and voluntary act and deed of the corporation herein represented.

     This instrument refers to the Deed of Undertaking and consists of ___ (___) pages including this page on which this acknowledgment is written and the Annexes and signed by the parties and their instrumental witnesses on each and every page thereof.

     WITNESS MY HAND AND SEAL on the date and place above written.


                                        /s/ Benjamin B. Mata
                                        ----------------------------------------
                                        BENJAMIN B. MATA
                                        NOTARY PUBLIC
                                        UNTIL DEC. 31, 2003
                                        PTR O.R. NO.A-24 1098
                                        Dtd. 02 JANUARY 2003

Doc. No. 326;
Page No. 67;
Book No. LXXV;
Series of 2003.


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